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    AMERICAN    AMERICAN EXPRESS NEW SOLUTIONS(R) VARIABLE ANNUITY APPLICATION
     EXPRESS                        AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
(R)   [LOGO]
                                                       ADMINISTRATIVE OFFICES:
                                                      829 AXP Financial Center
                                                         Minneapolis, MN 55474

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(1) ANNUITANT FULL NAME (First, Middle Initial, Last)

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ADDRESS (Street Address or P.O. Box, City, State, Zip)

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CITIZENSHIP:  [ ] U.S.
              [ ] Other (Country) __________________________________________
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 SEX           DATE OF BIRTH               SOCIAL SECURITY NUMBER
[ ] M        (Month/Day/Year)           (Tax Identification Number)
[ ] F            /     /
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(2) OWNER (check one)

    [ ] Same as Annuitant (Do not complete owner information below)
    [ ] Joint with Annuitant (Spouse only) -- Only available for Non-qualified
        Annuities
    [ ] Other ______________________________________________________________

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FULL NAME (First, Middle Initial, Last) GO TO SECTION 3 IF OWNER IS THE
                                        SAME AS ANNUITANT

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ADDRESS (Street Address or P.O. Box, City, State, Zip)

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RELATIONSHIP TO THE ANNUITANT

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CITIZENSHIP:  [ ] U.S.
              [ ] Other (Country) __________________________________________
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 SEX          DATE OF BIRTH                SOCIAL SECURITY NUMBER
[ ] M        (Month/Day/Year)           (Tax Identification Number)
[ ] F            /     /
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For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under REMARKS AND SPECIAL INSTRUCTIONS.
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(3) PRIMARY BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

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CONTINGENT BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

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(4) REPLACEMENT

Will the annuity applied for replace any existing insurance or annuity?
[ ] Yes [ ] No If Yes, provide details -- company, contract number, amount, reason -- under REMARKS.

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(5) TYPE OF ANNUITY (check one)

    [ ] Nonqualified [ ] Traditional Individual Retirement Annuity (IRA)
    [ ] SEP-IRA [ ] Roth IRA [ ] Tax Sheltered Annuity (TSA Rollover)

IF IRA (check and complete applicable types)

[ ] Traditional IRA:            Amount $ __________________ for _______ (year)

[ ] Traditional IRA:            Amount $ __________________ for _______ (year)

[ ] SEP-IRA:                    Amount $ __________________ for _______ (year)

[ ] SEP-IRA:                    Amount $ __________________ for _______ (year)

[ ] Roth Contributory:          Amount $ __________________ for _______ (year)

[ ] Roth Contributory:          Amount $ __________________ for _______ (year)

[ ] Rollover IRA:               Amount $ __________________

[ ] Trustee to Trustee IRA:     Amount $ __________________

[ ] Roth Conversion IRA:        Amount $ __________________

    NOTE: If you are using the annuity to fund a retirement plan that is already tax-deferred, any tax deferral benefits will be provided by the retirement plan. The annuity will not provide any necessary or additional tax deferral benefits.
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(6) DEATH BENEFIT SELECTION

    [ ] Return of Purchase Payment Death Benefit
    [ ] Maximum Anniversary Value Death Benefit Rider (MAV) (through age 79)

    OPTIONAL RIDERS
    [ ] Guaranteed Minimum Income Benefit Rider -- GMIB (through annuitant's age 75; must also select MAV), OR
    [ ] Performance Credit Rider

    Non-qualified annuity riders through age 75
    [ ] Benefit Protector Death Benefit Rider, OR
    [ ] Benefit Protector Plus Death Benefit Rider (1035 exchanges only)

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(7) REMARKS AND SPECIAL INSTRUCTIONS
    (including special mailing instructions)

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240520                  APPLICATION CONTINUES                  270238 C (3/02)

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(8) PURCHASE PAYMENTS
    Initial Purchase Payment $____________________________________________
    Payment Allocation*:

FIXED ACCOUNT
____% AEL One-Year Fixed Account

GUARANTEE PERIOD ACCOUNTS
($1,000 MINIMUM PER GPA)
____% 2 Year Guarantee Period Account
____% 3 Year Guarantee Period Account
____% 4 Year Guarantee Period Account
____% 5 Year Guarantee Period Account
____% 6 Year Guarantee Period Account
____% 7 Year Guarantee Period Account
____% 8 Year Guarantee Period Account
____% 9 Year Guarantee Period Account
____% 10 Year Guarantee Period Account

CASH EQUIVALENTS
____% AXP(R) VP - Cash Management Fund

SHORT-TERM FIXED INCOME
____% AXP(R) VP - Federal Income Fund

HIGH-YIELD FIXED INCOME
____% Evergreen VA Strategic Income Fund
____% Fidelity VIP High Income Portfolio (Service Class)

LARGE CAP STOCK
____% AIM V.I. Capital Appreciation Fund, Series I
____% AIM V.I. Dent Demographics Fund, Series I
____% AIM V.I. Premier Equity Fund, Series I
____% Alliance VP Growth and Income Portfolio (Class B)
____% Alliance VP Premier Growth Portfolio (Class B)
____% AXP(R) VP - New Dimensions Fund(R)
____% AXP(R) VP - S&P 500 Index Fund
____% Evergreen VA Growth and Income Fund
____% Evergreen VA Omega Fund
____% Fidelity VIP Contrafund(R) Portfolio (Service Class)
____% MFS(R) Investors Growth Stock Series - Service Class
____% Putnam VT Growth & Income Fund - Class IB Shares

MID CAP STOCK
____% Evergreen VA Masters Fund
____% Fidelity VIP Mid Cap Portfolio (Service Class)
____% FTVIP Mutual Shares Securities Fund - Class 2
____% Putnam VT Vista Fund - Class IB Shares

SMALL CAP STOCK
____% AXP(R) VP - Small Cap Advantage Fund
____% Evergreen VA Small Cap Value Fund
____% FTVIP Franklin Small Cap Fund - Class 2
____% MFS(R) New Discovery Series - Service Class

INTERNATIONAL STOCK
____% FTVIP Templeton Developing Markets Securities Fund - Class 2
____% FTVIP Templeton Foreign Securities Fund - Class 2
____% Putnam VT International New Opportunities Fund - Class IB Shares

WORLD STOCK
____% Evergreen VA Global Leaders Fund

SPECIALTY/SECTOR
____% Alliance VP Technology Portfolio (Class B)

BALANCED
____% AXP(R) VP - Managed Fund
____% MFS(R) Total Return Series - Service Class

SPECIAL DCA
____% Special DCA

(FOR ANY DCA, SIP, REBALANCING AND INTEREST SWEEP COMPLETE INVESTMENT OPTIONS
FORM)

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 100% MUST BE WHOLE NUMBERS AND TOTAL 100%

* Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

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(9) I/WE AGREE THAT:

   1. All statements and answers given above are true and complete to the best of my/our knowledge.

   2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.

   3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in REMARKS above.

   4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE
      ANNUITY.

   5. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.

   6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

   7. I/we acknowledge receipt of American Enterprise Life Insurance Company's Privacy Notice.

   8. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

   9. I/WE ACKNOWLEDGE RECEIPT OF THE PRODUCT DISCLOSURE.

SIGNATURES

________________________________    X__________________________________________    X________________________________________________
Location (City/State)               Annuitant Signature                            Owner Signature (if other than annuitant)

________________________________                                                   X________________________________________________
Date                                                                               Joint Owner (if any) Signature

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(10) STATE SPECIFIC INFORMATION / FRAUD WARNINGS:

     For applicants in Arizona:
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            WRITE TO US IF YOU WANT INFORMATION ABOUT YOUR ANNUITY CONTRACT
            BENEFITS AND PROVISIONS.WE'LL PROMPTLY SEND YOUR REQUESTED INFORMATION. IF FOR ANY REASON YOU ARE NOT SATISFIED WITH THE CONTRACT, YOU MAY RETURN IT TO US OR OUR AGENT WITHIN 10 DAYS AFTER RECEIVING IT.WE WILL REFUND AN AMOUNT EQUAL TO THE SUM OF THE CONTRACT VALUE AND ANY PREMIUM TAX CHARGES AND THE CONTRACT WILL THEN BE VOID.

     For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and
                       --------  --------  -----  --- ------  ----
     Pennsylvania:
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            ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE
            COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

     For applicants in Colorado:
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            ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE
            IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

     For applicants in District of Columbia:
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            WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION
            TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     For applicants in Florida:
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            ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR
            DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
            AGENT'S PRINTED NAME: ____________________________________________
            AGENT'S FLORIDA LICENSE ID #: ____________________________________

     For applicants in Louisiana:
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            ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR
            PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

     For applicants in New Jersey:
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            ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN
            APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

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(11) SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION. You
     certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

     (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

     (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

     (3)  You are a U.S. person (including a U.S. resident alien).

     You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

X________________________________    X____________________________________________      _____________________________
Owner Signature                      Joint Owner Signature (if any)                     Date

                 PLEASE COMPLETE AGENT'S REPORT THAT FOLLOWS.

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(12) AGENT'S REPORT (Type or Print)

Agent's Name _____________________________________________ Agent's Social Security Number __________________________________________

Agency Name and Number (if applicable) _____________________________________________________________________________________________

Telephone Number (      ) ________________________________ Fax Number (      ) _____________________________________________________

Branch Address ___________________________________________ Sale Location ___________________________________________________________

I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason --
under REMARKS and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

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                                                           |  CHECK ONE BOX BELOW                                                  |
                                                           |                                                                       |
                                                           |  To the best of my knowledge, this application [ ] DOES [ ] DOES NOT  |
                                                           |  involve replacement of existing life insurance or annuities.         |
                                                           |                                                                       |
                                                           |  X__________________________________________________________________  |
                                                           |  Licensed Agent Signature                                             |
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

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(13) TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

I/we hereby authorize and direct American Enterprise Life Insurance Company
(AEL) to accept telephone or electronic transaction instructions from the agent or registered/licensed assistant who can furnish proper identification to make transfers between accounts, change the allocation of future investments, and/or to request withdrawals to the extent authorized in the prospectus. AEL will use reasonable procedures to confirm that these instructions are authorized and genuine. AEL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my AEL variable product.

This authorization is valid until I/we cancel it in writing. However, AEL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/we agree to hold harmless and indemnify AEL and its affiliates, including each of their directors, officers, employees and agents, for any loss, liability or expense arising from such instructions.

SIGNATURES

X_______________________________________________________________________________________      ______________________________________
Contract Owner                                                                                Date

X_______________________________________________________________________________________      ______________________________________
Joint Contract Owner (if any)                                                                 Date

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|                                                                    |
|  For Investment Professional Use Only (check one):                 |
|                                                                    |
|    [ ] Option A                                                    |
|                                                                    |
|    [ ] Option B                                                    |
|                                                                    |
|    [ ] Option C                                                    |
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